UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2004

                        Medialink Worldwide Incorporated
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of incorporation)

      0-21989                                                  52-1481284
---------------------                                     ---------------------
(Commission File No.)                                       (I.R.S. Employer
                                                          Identification Number)

                      708 Third Avenue, New York, NY 10017
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  (212)682-8300
                                  -------------
              (Registrant's telephone number, including area code)


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

Item 12. Results of Operations and Financial Condition.

      On February 24, 2004, Medialink Worldwide Incorporated issued a press release announcing its financial results for the three months and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.


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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Medialink Worldwide Incorporated

                                        By: /s/ J. Graeme McWhirter
Dated:  February 27, 2004                  -------------------------------------
                                           Name:  J. Graeme McWhirter
                                           Title: Chief Financial Officer


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

                                Index to Exhibits

Exhibit
Number    Description
------    -----------

99.1 Press Release, dated as of February 24, 2004, entitled "Medialink Fourth Quarter 2003 Revenue within Guidance."


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